Exhibit 99.1

UTStarcom Releases Financial Results for the Third Quarter of 2010

Beijing, November 3, 2010 — UTStarcom, Inc. (“UTStarcom” or “the Company”) (NASDAQ: UTSI), a leader in IP-based network solutions for IPTV, Internet TV and Broadband operators in the cable and telecom sectors, today reported financial results for the third quarter ended September 30, 2010.

“While the third quarter financial results show that we have to work harder to reach profitability and become cash flow positive, the three strategy shifts we recently announced point the way for a logical evolution of UTStarcom’s business,” said Jack Lu, President and CEO of UTStarcom. “With a transition in the top management and early stage operational achievements in China’s cable markets, the third quarter of 2010 was an important one for UTStarcom. We are laying the foundation for new revenues that we expect to be recurring and have higher margin than the current broadband and multimedia equipment-based business.”

Third quarter 2010 Financial Results

Net sales for the third quarter of 2010 were $61.4 million, which decreased 12.9% or $9.1 million as compared to $70.5 million in the third quarter of 2009.

Gross margin for the third quarter of 2010 was 19.7% as compared to 34.3% in the third quarter of 2009, which included the following significant items: $8.5 million in additional inventory reserve, $1.9 million value added tax provision and $5.8 million decrease in cost of sales resulting from the reversal of an accrued liability for third party commissions. Gross profit was $12.1 million in the third quarter of 2010 compared to $24.2 million in the corresponding period of 2009.

Third quarter 2010 GAAP operating expenses were $35.4 million compared to $58.0 million same period of 2009.

The GAAP net loss attributable to UTStarcom for the third quarter of 2010 was $17.2 million, or a loss of $0.13 per share, as compared to a loss of $34.6 million, or loss of $0.27 per share in the third quarter of 2009.

Net cash, cash equivalents and short-term investments as of September 30, 2010 was $338 million compared to $308 million and $266.9 million on June 30, 2010 and December 31, 2009 respectively.

Non-GAAP Results

To enable a comparison of the financial results for the Company on a year-over-year basis the Company has prepared certain non-GAAP results which present the Company’s results as if both the divestiture of PCD and the wind-down of the Company’s Korea-based handset operations were

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completed as of the beginning of the earliest time-period presented.

The third quarter of 2010 non-GAAP revenue was $61 million, non-GAAP gross margin was 20% and non-GAAP operating loss was $23 million. This compares to the third quarter of 2009 non-GAAP revenue of $63 million, non-GAAP gross margin of 35% and non-GAAP operating loss of $35 million.

Third Quarter 2010 Operational Achievements

•                  the Company successfully closed the Beijing E-town International Investment and Development Co., Ltd. (BEIID) investment

•                  new management team, including President and CEO, Jack Lu and three new members of the board of directors formally assumed their roles

•                  the Company won a project with Jinan City’s Cable Network as the exclusive broadband solution provider

•                  the Company won IPTV projects with operators in Sichuan  (already announced), Hubei (new), Henan (new) and Shenzhen (new)

•                  the Company expanded a previously established revenue sharing relationship with South Media Interactive Co., Ltd, the interactive business unit of South Media Group, to add HDTV options to their IDTV offering, be responsible for the development of interactive products and provide operational support services to the platform

•                  the Company announced a strategic partnership with a company controlled by a national level broadcaster to provide technology and operational support for Internet TV service in China and abroad

•                  the Company improved net cash used in operating activities from ($40.8M) million in the second quarter of 2010 to ($12.4) million in the third quarter of 2010.

Conference Call

The Company will host a conference call to discuss the company’s financial results for the third quarter of 2010 before market open on Wednesday, November 3, 2010.

The call will take place at 5:00 a.m. (PT) / 8:00 a.m. (ET) / 8:00 p.m. China time on Wednesday November 3, 2010.

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The conference call dial-in numbers are as follows: United States — 877-405-3429; International - 702-928-6906. The conference ID number is 2111-8237.

A replay of the call will be available for 7 days. The conference call replay numbers are as follows: United States — 800-642-1687; International — 706-645-9291.

The Conference ID for accessing the recording is 2111-8237.

Investors will also have the opportunity to listen to the conference call and the replay over the Internet through the investor relations section of UTStarcom’s Web site at: http://www.utstar.com.

To listen to the live call, please go to the Web site at least 15 minutes early to register, and to download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will also be available on this site.

About UTStarcom, Inc.

UTStarcom is a leader in IP-based network solutions for IPTV, Internet TV and Broadband operators in the cable and telecom sectors. The Company sells its solutions to operators in both emerging and established telecommunications and cable markets around the world. UTStarcom enables its customers to rapidly deploy revenue-generating access services using their existing infrastructure, while providing a migration path to cost-efficient, end-to-end IP networks.

Founded in 1991, listed in NASDAQ in 2000, the Company has its operational headquarters in Beijing, China and research and development operations in China and India. For more information about UTStarcom, visit the Company’s Web site at http://www.utstar.com.

Discussion of Non-GAAP Financial Measures

In this earnings release, UTStarcom refers to certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A reconciliation between non-GAAP and GAAP measures can be found in the accompanying tables. UTStarcom believes that, while these non-GAAP measures are not a substitute for GAAP results, they provide a basis for evaluating the Company’s planning and forecasting of future periods. These non-GAAP measures have been reconciled to the nearest GAAP measure as required under Securities and Exchange Commission rules.

On July 1, 2008, the Company divested its Personal Communications Division (“PCD”) which has historically represented a significant portion of the Company’s revenues. In the fourth quarter of 2008, the Company announced actions to wind down its Korea-based handset manufacturing operations. To enable a comparison of the financial results for the Company on a year-over-year

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and a quarter-over-quarter basis the Company has prepared certain non-GAAP results which present the Company’s results as if both the divestiture of PCD and the wind down of the Company’s Korea-based handset operations were completed prior to each time period presented. The reconciliation between GAAP and these non-GAAP financial measures is provided at the end of this press release and on the Company’s website.

Forward-Looking Statements

This release includes forward-looking statements, including statements regarding the Company’s three strategy shifts and the foundation for future revenues and the margin associated with those revenue. These statements are forward-looking in nature and subject to risks and uncertainties that may cause actual results to differ materially. These include risks and uncertainties regard the ability of the Company to realize anticipated results of operational improvements, the Company’s ability to close certain investments related to its strategic partnership, revenues under its new business model, successfully transitioning to a new management team and headquarters location, executing on its business plan and managing regulatory matters as well as risk factors identified in its latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the Securities and Exchange Commission. The Company is in a period of significant transition and in the conduct of its business is exposed to additional risks as a result. All forward-looking statements included in this release are based upon information available to the Company as of the date of this release, which may change, and we assume no obligation to update any such forward-looking statement.

For investor and media inquiries, please contact:

Jing Ou-Yang

UTStarcom, Inc.

Phone: +8610 8520 5153

jouyang@utstar.com

Brion Tingler

Kreab Gavin Anderson

Phone: +8610 6505 9816

btingler@kreabgavinanderson.com

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UTStarcom, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(Unaudited)

	September 30,	December 31,
	2010	2009
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$337,998	$266,881
Accounts and notes receivable, net	42,093	43,773
Inventories and deferred costs	174,397	202,753
Prepaids and other current assets	69,730	74,354
Total current assets	624,218	587,761
Long-term assets:
Property, plant and equipment, net	4,810	130,612
Long-term deferred costs	152,562	184,978
Other long-term assets	29,394	25,760
Total assets	$810,984	$929,111

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$29,724	$54,115
Customer advances	86,450	120,364
Deferred revenue	181,785	170,777
Other current liabilities	87,250	147,914
Total current liabilities	385,209	493,170
Long-term liabilities:
Long-term deferred revenue and other liabilities	172,467	179,790
Total liabilities	557,676	672,960

Total equity	253,308	256,151
Total liabilities and equity	$810,984	$929,111

UTStarcom, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009

Net sales	$61,394	$70,504	$215,406	$270,007
Cost of net sales	49,301	46,315	153,232	240,004
Gross profit	12,093	24,189	62,174	30,003
	20%	34%	29%	11%
Operating expenses:
Selling, general and administrative	24,530	33,139	75,882	114,290
Research and development	9,922	14,246	29,023	51,983
Restructuring	2,336	8,909	9,627	41,485
Net (gain) loss on divestiture	(1,436)	1,689	(5,244)	332
Total operating expenses	35,352	57,983	109,288	208,090

Operating loss	(23,259)	(33,794)	(47,114)	(178,087)

Interest income, net	524	438	1,184	1,266
Other income (expense), net	6,967	(1,556)	7,067	(3,341)
Loss before income taxes	(15,768)	(34,912)	(38,863)	(180,162)
Income taxes benefit (expense)	(1,400)	317	(3,243)	(6,166)
Net loss	(17,168)	(34,595)	(42,106)	(186,328)

Net (income) loss attributable to noncontrolling interest	(4)	15	6	32
Net loss attributable to UTStarcom, Inc.	$(17,172)	$(34,580)	$(42,100)	$(186,296)

Net loss per share attributable to UTStarcom, Inc. - Basic and Diluted	$(0.13)	$(0.27)	$(0.32)	$(1.47)

Weighted average shares used in per share calculation:
Basic and Diluted	135,550	127,875	131,781	126,930

UTStarcom, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Three months ended September 30,	Three months ended June 30,
	2010	2010
	(In thousands)	(In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net cash used in operating activities	(12,441)	(40,849)

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property, plant and equipment	(790)	(1,356)
Net proceeds from divestitures	1,348	—
Proceeds from sale of building (net of tax payments)	—	117,372
Change in restricted cash	4,381	(1,997)
Proceeds from settlement of an investment interest	—	59
Purchase of an investment interest	—	13
Purchase of short-term investments	(2,750)	(4,150)
Proceeds from sale of short-term investments	2,410	2,151
Other	(639)	157
Net cash provided by investing activities	3,960	112,249

CASH FLOWS FROM FINANCING ACTIVITIES:
Insurance of stock and option, net of expense	34,587	—
Repurchase of common stock	(21)	(5)
Net cash provided by (used in) financing activities	34,566	(5)
Effect of exchange rate changes on cash and cash equivalents	4,100	1,005
Net increase in cash and cash equivalents	30,185	72,400
Cash and cash equivalents at beginning of period	306,841	234,441
Cash and cash equivalents at end of period	$337,026	$306,841

UTStarcom, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Nine months ended September 30,
	2010	2009
	(In thousands)
Net cash used in operating activities	(97,405)	(89,202)

Cash flows from investing activities:
Additions to property, plant and equipment	(2,616)	(1,651)
Net proceeds from divestitures	2,848	11,508
Proceeds from sale of building (net of tax payments)	123,955	—
Change in restricted cash	7,379	1,895
Proceeds from settlement of an investment interest	481	1,600
Purchase of an investment interest	(550)	—
Purchase of short-term investments	(12,002)	(6,514)
Proceeds from sale of short-term investments	7,825	7,625
Other	332	437
Net cash provided by investing activities	127,652	14,900

Cash flows from financing activities:
Issuance of stock, net of expense	34,594	367
Repurchase of common stock	(58)	—
Other	—	(755)
Net cash provided by (used in) financing activities	34,536	(388)
Effect of exchange rate changes on cash and cash equivalents	6,400	2,199
Net increase (decrease) in cash and cash equivalents	71,183	(72,491)
Cash and cash equivalents at beginning of period	265,843	309,603
Cash and cash equivalents at end of period	$337,026	$237,112

UTSTARCOM, INC.

Nov 3, 2010 Conference Call

RECONCILIATION OF GAAP REVENUE TO NON-GAAP REVENUE

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and the Korea handsets business had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted  non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Qtr ended	Qtr ended	Qtr ended	Qtr ended	Year ended	Qtr ended	Qtr ended	Qtr ended
	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09	31-Mar-10	30-Jun-10	30-Sep-10
GAAP Revenue (a)	$119	$80	$71	$116	$386	$81	$73	$61

Less: PCD Segment Revenue (b)	—	—	—	—	—	—	—	—

Less: Korea Handset Sales to PCD (c)	39	(3)	8	12	56	3	—	—

Non-GAAP Revenue	$80	$83	$63	$104	$330	$78	$73	$61

(a) GAAP Revenue for each period is the consolidated revenue as reported on Form 10-Q or Form 10-K, as applicable, for such period, except for the consolidated revenue for the quarters ended December 31, 2008 and 2009, which is derived from the revenue reported in the Form 10-Qs and Form 10-K with respect to fiscal years 2008 and 2009.

(b) Effective July 1, 2008 the PCD segment was divested by the Company.

(c) Prior to the July 1, 2008 divestiture of PCD, Korea handset did not record revenue for units shipped to PCD as this activity was an intercompany transfer. After July 1, 2008 this activity was recorded as a third party sale in the Handset segment.

UTSTARCOM, INC.

Nov 3, 2010 Conference Call

RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and the Korea handsets business had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted non-

GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Qtr ended	Qtr ended	Qtr ended	Qtr ended	Year ended	Qtr ended	Qtr ended	Qtr ended
	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09	31-Mar-10	30-Jun-10	30-Sep-10
GAAP Gross Profit (a)	$22	$(16)	$24	$35	$65	$27	$23	$12
GAAP Gross Margin %	18%	(20)%	34%	30%	17%	34%	32%	20%

Less: PCD Segment Gross Profit (b)	—	—	—	—	—	0	0	—

Less: Korea Handset Gross Profit from Sales to PCD (c)	3	(28)	2	2	(21)	1	1	(1)

Non-GAAP Gross Profit	$19	$12	$22	$33	$86	$26	$22	$13
Non-GAAP Gross Margin %	24%	14%	35%	32%	26%	33%	30%	20%

(a) GAAP Gross Profit and GAAP Gross Margin % for each period is the consolidated gross profit and gross margin % as reported on Form 10-Q or Form 10-K, as applicable, for such period, except for the consolidated gross profit and gross margin % for the quarter ended December 31, 2008 and 2009, which is derived from the gross profit and gross margin % reported in the Form 10-Qs and Form 10-K with respect to fiscal years 2008 and 2009.

(b) Effective July 1, 2008 the PCD segment was divested by the Company.

(c) Prior to the July 1, 2008 divestiture of PCD, Korea handset earned a gross profit on the intercompany transfer of inventory to PCD. This gross profit was recorded in the Handset segment.  After July 1, 2008 this activity was recorded as a third party transaction.

UTSTARCOM, INC.

Nov 3, 2010 Conference Call

RECONCILIATION OF GAAP OPERATING EXPENSE TO NON-GAAP OPERATING EXPENSE

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and the Korea handsets business had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Qtr ended	Qtr ended	Qtr ended	Qtr ended	Year ended	Qtr ended	Qtr ended	Qtr ended
	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09	31-Mar-10	30-Jun-10	30-Sep-10
GAAP Operating Expense (a)	$81	$70	$58	$76	$285	$46	$28	$35

Less: PCD Operating Expense (b)	—	—	—	—	—	—	—	—

Less: Korea Handset Operating Expense (c)	3	2	1	—	6	—	—	—

Non-GAAP Operating Expense	$78	$68	$57	$76	$279	$46	$28	$35

(a) GAAP Operating Expense for each period is the consolidated operating expense as reported on Form 10-Q or Form 10-K, as applicable, for such period, except for the consolidated operating expense for the quarter ended December 31, 2008 and 2009, which is derived from the operating expenses reported in the Form 10-Qs and Form 10-K with respect to the fiscal years 2008 and 2009.

(b) Effective July 1, 2008 the PCD segment was divested by the Company.

(c) Both prior to and after the July 1, 2008 divestiture of PCD, all direct operating expense relating to Korea handset has been recorded in the Handset segment.

UTSTARCOM, INC.

Nov 3, 2010 Conference Call

RECONCILIATION OF GAAP OPERATING LOSS TO  NON-GAAP OPERATING LOSS

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and the Korea handsets business had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Qtr ended	Qtr ended	Qtr ended	Qtr ended	Year ended	Qtr ended	Qtr ended	Qtr ended
	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09	31-Mar-10	30-Jun-10	30-Sep-10
GAAP Operating Loss (a)	$(59)	$(85)	$(34)	$(41)	$(219)	$(19)	$(5)	$(23)

Less: PCD Operating Profit (b)	—	—	—	—	—	0	—	—

Less: Korea Handset Operating Income (Loss) (c)	—	(30)	1	2	(27)	1	1	(1)

Non-GAAP Operating Loss	$(59)	$(55)	$(35)	$(43)	$(192)	$(20)	$(6)	$(24)

(a)  GAAP Operating Loss for each period is the consolidated operating loss as reported on Form 10-Q or Form 10-K, as applicable, for such period, except for the consolidated operating loss for the quarter ended December 31,  2008 and 2009, which is derived from the operating loss reported in the Form 10-Qs and Form 10-K with respect to fiscal years 2008 and 2009.

(b) Effective July 1, 2008 the PCD segment was divested by the Company.

(c) Both prior to and after the July 1, 2008 divestiture of PCD, the operating loss relating to Korea handset has been recorded in the Handset segment.

UTSTARCOM, INC.

Nov 3, 2010 Conference Call

ABBREVIATED NON-GAAP P&L STATEMENT (a)

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and the Korea handsets business had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Qtr ended	Qtr ended	Qtr ended	Qtr ended	Year ended	Qtr ended	Qtr ended	Qtr ended
	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09	31-Mar-10	30-Jun-10	30-Sep-10
Non-GAAP Revenue	$80	$83	$63	$104	$330	$78	$73	$61

Non-GAAP Gross Profit	19	12	22	33	86	26	22	13
Non-GAAP Gross Margin %	24%	14%	35%	32%	26%	33%	30%	20%

Non-GAAP Operating Expense	78	68	57	76	279	46	28	35

Non-GAAP Operating Loss	$(59)	$(55)	$(35)	$(43)	$(192)	(20)	$(6)	$(24)

(a) Please refer to the preceding reconciliation tables for the adjustments to GAAP Revenue, Gross Profit, Operating Expense and Operating Loss.